UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 27, 2015

Platinum Underwriters Holdings, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-31341	98-0416483
(State of other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Waterloo House, 100 Pitts Bay Road, Pembroke, Bermuda		HM 08
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (441) 295-7195

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On February 27, 2015, Platinum Underwriters Holdings, Ltd. (“Platinum”) held its special general meeting of shareholders (the “Special General Meeting”) in connection with the Agreement and Plan of Merger, dated as of November 23, 2014 (the “Merger Agreement”), among Platinum, RenaissanceRe Holdings Ltd. (“RenaissanceRe”) and Port Holdings Ltd., a wholly owned subsidiary of RenaissanceRe (“Acquisition Sub”), pursuant to which, upon the terms and subject to the conditions set forth therein, Acquisition Sub will be merged with and into Platinum (the “Merger”), with Platinum continuing as the surviving company and as a wholly owned subsidiary of RenaissanceRe.

On January 29, 2015, the record date for the Special General Meeting, there were 24,845,418 Platinum common shares issued, outstanding and entitled to vote at the Special General Meeting, of which 21,144,166 shares (85.1% of the issued and outstanding Platinum common shares on the record date) were represented in person or by proxy at the Special General Meeting. The final voting results for each of the proposals voted upon at the Special General Meeting, as certified by the independent inspector of election, Computershare Shareowner Services LLC, are set forth below. The proposals are described in detail in Platinum’s definitive proxy statement for the Special General Meeting (the “Proxy Statement”), which was filed with the Securities and Exchange Commission on Schedule 14A on January 29, 2015 and mailed to Platinum’s shareholders on or about January 29, 2015.

Proposal 1 – To approve the amendment to the bye-laws of Platinum disclosed in Annex B to the Proxy Statement.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
20,842,948	191,510	109,708	0

Proposal 1 was approved by the affirmative vote of a majority of the votes cast at the Special General Meeting.

Proposal 2 – To approve and adopt the Merger Agreement, the Statutory Merger Agreement and the Merger.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
20,911,391	96,687	136,088	0

As a result of the approval and immediate effectiveness of Proposal 1, Proposal 2 was approved by the affirmative vote of a majority of the votes cast at the Special General Meeting.

Proposal 3 – To approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to the executive officers of Platinum in connection with the Merger.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
19,247,225	1,775,448	121,493	0

Proposal 3 was approved by the affirmative vote of a majority of the votes cast at the Special General Meeting.

Proposal 4 – To approve an adjournment of the Special General Meeting, if necessary or appropriate, to solicit additional proxies from Platinum shareholders if there are insufficient votes to approve the aforementioned proposals.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
19,488,087	1,544,768	111,311	0

Proposal 4 was approved by the affirmative vote of a majority of the votes cast at the Special General Meeting.

Item 8.01.	Other Events.

On February 27, 2015, issued a press release announcing the results of the Special General Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1	Copy of Press Release issued by Platinum Underwriters Holdings, Ltd., dated February 27, 2015.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on Platinum’s current plans or expectations that are inherently subject to significant business, economic and competitive uncertainties and contingencies. These uncertainties and contingencies can affect actual results and could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, Platinum. In particular, statements using words such as “may,” “should,” “estimate,” “expect,” “anticipate,” “intend,” “believe,” “predict,” “potential,” or words of similar import generally involve forward-looking statements. The inclusion of forward-looking statements in this communication should not be considered as a representation by Platinum or any other person that Platinum’s or RenaissanceRe’s current plans or expectations will be achieved. Numerous factors could cause actual results to differ materially from those in such forward-looking statements, including, but not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the failure to satisfy other conditions to completion of the Merger, including receipt of regulatory approvals; risks that the proposed transaction disrupts each company’s current plans and operations; the ability to retain key personnel; the ability to recognize the benefits of the Merger; the amount of the costs, fees, expenses and charges related to the Merger; the frequency and severity of catastrophic and other events; the effectiveness of the companies’ loss limitation methods and pricing models; uncertainties in the companies’ reserving processes; the companies’ ability to maintain their respective A.M. Best and S&P financial strength ratings; risks associated with appropriately modeling, pricing for, and contractually addressing new or potential factors in loss emergence; risks that the companies might be bound to policyholder obligations beyond their underwriting intent; risks due to the companies’ reliance on a small and decreasing number of reinsurance brokers and other distribution services; risks relating to operating in a highly competitive environment; risks relating to deteriorating market conditions; the risk that the companies’ customers may fail to make premium payments due to them; the risk of failures of the companies’ reinsurers, brokers or other counterparties to honor their obligations to the companies; the effect on the companies’ respective businesses of potential changes in the regulatory system under which they operate; the effects that the imposition of U.S. corporate income tax would have on Platinum Underwriters Holdings, Ltd., RenaissanceRe Holdings Ltd. and their respective non-U.S. subsidiaries; other risks relating to potential adverse tax developments; risks relating to adverse legislative developments; risks associated with the companies’ investment portfolios; losses that the companies could face from terrorism, political unrest and war; changes in economic conditions or inflation; and other factors affecting future results disclosed in Platinum’s and RenaissanceRe’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including but not limited to those discussed under Item 1A, “Risk Factors”, in Platinum’s Annual Report on Form 10-K for the year ended December 31, 2014 and RenaissanceRe’s Annual Report on Form 10-K for the year ended December 31, 2014 and under “Risk Factors” in RenaissanceRe’s registration statement on Form S-4 filed with the SEC on December 19, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Platinum Underwriters Holdings, Ltd.

Dated: February 27, 2015	By:	/s/ Michael E. Lombardozzi
		Name:	Michael E. Lombardozzi
		Title:	Executive Vice President, Chief Administrative Officer, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Copy of Press Release issued by Platinum Underwriters Holdings, Ltd., dated February 27, 2015.